November 1, 1999

DEAR FELLOW SHAREHOLDERS:

As we wrote last year at this time, we believed that the second year of the Fund would be much improved over the first. Last May we were encouraged by the strength and momentum of the increase in stock prices in many of our companies. This fall we are pleased to report that for fiscal 1999 the Fund returned almost 100%(1). We continue to be encouraged by this market.

TECHNOLOGY AND VALUATIONS

We are gratified that the performance of the Fund has been well above average this year. The better performance has been driven by our current over-exposure in various subsectors of technology. In a selective market such as we have experienced this year, it is important to make the right decisions about which industry segments to focus on and which stocks within these industries to target. We believe that potential earnings growth will be the main factor driving up stock prices and that the best earnings growth potential continues to be in the technology sector. Technology has posted the strongest earnings growth of any sector this year and has provided the biggest upside surprise relative to expectations.

Given the strength witnessed in technology stocks, one might question whether the valuations have reached such extremes that they cannot be maintained. Recently, the president of Microsoft commented publicly that technology stocks, including Microsoft, are overvalued. This comment not only caused Microsoft stock to drop, but the NASDAQ Index to take a short-term pounding as well. We would argue with his generalization. True, there is overvaluation in technology. We believe, however, that much of the overvaluation lies in the large-cap "marquee" technology names that have shown amazing returns over the past two-to-three years. We do not believe, however, that the majority of our stocks in the small-to mid-cap category of technology are overvalued relative to either their expected growth rates or to the large-caps' valuations.

The fact that buyouts and mergers in the technology space remain on a fast pace this year is an indication that the valuations in general are not out of line. In the global technology sector, the value of mergers nearly doubled to a record $545 billion in the first half of 1999. It took only six months to break the total for last year's record deal value of $488 billion. We see buyout activity in the Fund's stocks. Obviously, the purchasing companies are seeing some of the same attractive attributes that we are, even though the market may have ignored these companies for some time because of their size or lack of analyst coverage.

Y2K -- HERE AT LAST

When was the last time you survived a day without hearing about Y2K, Year 2000, or the Millennium Bug? Thankfully, the year 2000 is just two months away. We believe that on January 1, 2000, the sun will rise and the concerns about this issue will generally prove to be unwarranted.

----------------------------------------------------
(1) Kopp Emerging Growth Fund Class A Average Annual Total Return: Since
                                         Inception (10/1/97 -- 9/30/99): 7.13%
                                         1 year as of quarter end (9/30/98 --
                                         9/30/99): 97.51%

Figures include reinvested dividends and are not annualized. Net performance of the Fund reflects a maximum sales charge of 3.5%. Absent expense reimbursements and fee waivers, returns of the Fund would be reduced. Past performance is not predictive of future performance.
Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small-cap investing carries more risk than investing in larger, more well-established companies because small companies have a higher risk of failure, experience greater price volatility, have more limited financial resources, and trade in lower volumes.

From the perspective of the investor and the market, we think the Y2K issue will turn out to be a long-term non-event. A number of investors and a fair amount of cash may remain on the sidelines for the rest of the year. However, once the clocks turn and the anxiety lessens, we believe both institutional and individual investors will return to the market. In our opinion, this infusion of cash may drive the market higher.

From the perspective of several areas of technology, we think the passing of Y2K will signal a more positive environment. We generally subscribe to the "Y2K dividend" theory advocated by Soundview Technology Group, which states that the costs associated with the Y2K spending emergency can be viewed as an unwanted tax burden that has been assessed since early 1997 and has now started to abate. The removal of this "tax" leaves more dollars available to fund the next spending emergencies, namely e-commerce and customer interaction initiatives that have a direct impact on generating revenues or cutting costs. This may bode well for the Fund, given its significant holdings of wireless, telecom, and semiconductor stocks.

Finally, from the Fund's perspective, mission critical systems will be ready for Y2K. No assurance can be made that the new millennium will arrive without incident -- especially in view of the interdependent world in which we live -- but we are confident that preparations on behalf of the Fund will enable it to meet your needs on and after the New Year. We believe that of all industries in the United States, the securities industry may be the best prepared for the Year 2000 challenge.

STAYING THE COURSE & STAYING FULLY INVESTED

When things look best and superior results are being achieved, investors are eager to add cash to their investment accounts. When we look back a year, however, to the market bottom reached on October 8, 1998, people thought the sky was falling and their investments were going to zero. Cash deposits dried up during a period when the bargains were the greatest.

So how can you protect yourself from your own emotions? In our opinion, two key guidelines to achieving long-term investment success are avoiding the temptation to time the market and making regular deposits to investment accounts.

Over the years, there have been various studies that have shown the importance of being in the market. Missing just a few of the best trading days in a year can cause returns to fall markedly. This is especially true of small-cap investing. According to the "small-cap effect" theory, the price of a small-cap stock will appreciate during just 40-45 trading days each year. Keep in mind there are 253 trading days in a year. Small-caps tend to make bigger moves (in either direction) on news events -- an earnings report, a new product introduction, a partnership announcement, etc. To capture small-cap run-ups when they occur, investors generally need to be in the market at all times because timing these moves is nearly impossible.

The benefits of compounding are well known, but sometimes worth reviewing. It is difficult to make the decision to buy shares of a mutual fund. The issue of timing the market or timing a large cash deposit is a tricky one, compounded by emotions. The easiest way for most investors to invest is by making regular deposits to their accounts. A person who invests $500 a month and assumes a 10% annual return will have $103,300 in ten years, $382,800 in twenty years, or $1,139,700 in thirty years.(2)

----------------------------------------------------
(2) The dollar gains are based on a hypothetical growth rate and are not intended to forecast future price appreciation of any particular investment.

In their new book, "Dow 36,000," James Glassman and Kevin Hasset contend that the Dow could reach 36,000 in three to five years. Futurist Harry Dent is projecting Dow 40,000 by 2009. Roger Ibbotson, President of Ibbotson Associates, forecasts a Dow of 120,000 within 25 years. These targets look to be unbelievable on the surface, but we wouldn't count any one of them out. Twenty-five years ago, Mr. Ibbotson predicted the Dow would hit 10,000 in November 1999 (in fact, the Dow hit 10,000 in March 1999, a few months ahead of his prediction). Regardless of the specific numbers, the long-term trend for the market has been up, and investors should benefit from that trend by taking a long-term view of investing and remaining fully invested rather than trying to time the advances and declines.

L.C. Kopp

LEE KOPP
President

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  SDL, INC. (SDLI)
 2.  DIGITAL MICROWAVE CORPORATION (DMIC)
 3.  RATIONAL SOFTWARE CORPORATION (RATL)
 4.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 5.  MACROVISION CORPORATION (MVSN)
 6.  SPECTRIAN CORPORATION (SPCT)
 7.  PROJECT SOFTWARE & DEVELOPMENT, INC.
     (PSDI)
 8.  LECROY CORPORATION (LCRY)
 9.  TECHNE CORPORATION (TECH)
10.  AVT CORPORATION (AVTC)

                               TOP ten INDUSTRIES
------------------------------------------------------
[PIE CHART]


                                   LASER-
                                   BASED
                                 COMPONENTS                         APPLICATION    OTHER
                                     &         TELECOMMUNICATION    DEVELOPMENT    COMMON     SOFTWARE       CASH &
                       WIRELESS  SUBSYSTEMS        EQUIPMENT           TOOLS       STOCKS   APPLICATIONS   EQUIVALENTS
                       --------  ----------    -----------------    -----------    ------   ------------   -----------
Top ten Industries       15.8%       11.5%            8.7%             7.8%        20.4%         6.7%          0.8%

                       INFORMATION                           RESEARCH            SEMICAP      VOICE
                        SECURITY     SEMICONDUCTOR   REAGENTS/INSTRUMENTATION   EQUIPMENT   PROCESSING
                       -----------   -------------   ------------------------   ---------   ----------
Top ten Industries         6.4%           6.3%                   6%                5.3%         4.3%

Percentages represent market value as a percentage of total investments.

$10,000 INITIAL INVESTMENT MADE 10/01/97 AT NAV THROUGH 9/30/99
[LINE GRAPH]
-----------------------------------------------------------------------
                    Average Annual Rate of Return*
               For the Period Ended September 30, 1999

                                                            Since
                                                 1 Year    Inception**
Kopp Emerging Growth Fund - Class A (no load)    104.65%     9.04%
Kopp Emerging Growth Fund - Class A (load)        97.51%     7.13%
Kopp Emerging Growth Fund - Class C                   NA    46.48%
Kopp Emerging Growth Fund - Class I              105.48%     9.54%
Russell 2000 Index                                19.07%    -1.80%
-----------------------------------------------------------------------

                                    KOPP EMERGING          KOPP EMERGING           KOPP EMERGING         KOPP EMERGING
                                 GROWTH FUND - CLASS    GROWTH FUND - CLASS     GROWTH FUND - CLASS   GROWTH FUND - CLASS
                                     A (NO LOAD)             A (LOAD)                    C                     I
                                 -------------------    -------------------     -------------------   -------------------
10/01/1997                             10000.00               10000.00                                      10000.00
09/30/1998                              5810.00                5608.00                                       5840.00
12/31/1998                              8050.00                7770.00                                       8100.00
03/31/1999                              8550.00                8252.00                                       6610.00
06/30/1999                             10950.00               10569.00                                      11040.00
09/30/1999                             11889.00               11476.00                                      12001.00

                                    RUSSELL 2000 INDEX
                                    ------------------

10/01/1997                               10000.00
09/30/1998                                8098.00
12/31/1998                                9419.00
03/31/1999                                8908.00
06/30/1999                               10294.00
09/30/1999                                9643.00

 * Periods less than a year are not annualized.

** Class A and Class I, October 1, 1997; Class C, February 19, 1999.

This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. Class A Shares are sold with a .35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The Russell 2000 represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

--------------------------------------------------------------------------------

        It should not be assumed that our stock selections or investment philosophy will be profitable or will equal any past performance.
        Small-cap stocks involve greater risks and volatility than those of larger, more established companies. Potential for profit involves possibility of loss. The President's letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future
        investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to
        prospective investors in the fund unless preceded or accompanied by an effective prospectus. For more information on the Kopp
           Emerging Growth Fund, including charges and expenses, call
       1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $300,704,884)                        $  431,904,497
  Investments in securities of
    affiliated issuers (cost
    $52,253,816)                             38,242,063
-------------------------------------------------------
Total investments in securities (cost
  $352,958,700)                             470,146,560
Receivable from securities sold              17,025,002
Receivable from capital shares sold           1,510,359
Interest receivable                              24,010
Deferred organization expenses, net
  of accumulated amortization                    58,179
Prepaid expenses                                 45,804
-------------------------------------------------------
Total Assets                                488,809,914
-------------------------------------------------------
LIABILITIES
Payable for securities purchased             15,310,338
Payable for capital shares redeemed           1,357,031
Payable to Investment Advisor                   318,158
Payable for service fees                        215,014
Payable for distribution fees                    88,310
Payable to Affiliated Distributor                41,654
Accrued other expenses                          305,505
-------------------------------------------------------
Total Liabilities                            17,636,010
-------------------------------------------------------
NET ASSETS                               $  471,173,904
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      395,658
Paid-in-capital in excess of par            353,695,390
Accumulated net realized loss on
  securities                                   (105,004)
Unrealized net appreciation on
  securities                                117,187,860
-------------------------------------------------------
Total Net Assets                         $  471,173,904
-------------------------------------------------------
CLASS A
Net Assets                               $  404,630,111
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                34,019,552
Net asset value and redemption price
  per share                              $        11.89
-------------------------------------------------------
Maximum offering price per share         $        12.32
-------------------------------------------------------
CLASS C
Net Assets                               $    1,890,549
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                   159,478
Net asset value and redemption price
  per share                              $        11.85
-------------------------------------------------------
CLASS I
Net Assets                               $   64,653,244
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 5,386,740
Net asset value, redemption price and
  offering price per share               $        12.00
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 1999


-------------------------------------------------------
INVESTMENT INCOME
Interest                                   $    172,649
Dividends                                        61,500
-------------------------------------------------------
Total investment income                         234,149
-------------------------------------------------------
EXPENSES
Investment advisory fee                       3,680,314
Transfer agent fees                             647,929
Service fees -- Class A                         805,005
Service fees -- Class C                           1,239
12b-1 fees -- Class A                           322,002
12b-1 fees -- Class C                             3,719
Federal and state registration fees              40,030
Fund administration fees                        231,702
Custody fees                                     85,934
Fund accounting fees                             71,076
Professional fees                                52,965
Directors' fees and expenses                     30,005
Reports to shareholders                          66,857
Amortization of deferred organization
  expenses                                       19,639
Other expenses                                   37,494
-------------------------------------------------------
Total expenses before waivers                 6,095,910
Less: Waiver of expenses by Investment
  Advisor                                      (731,590)
-------------------------------------------------------
Net expenses                                  5,364,320
-------------------------------------------------------
NET INVESTMENT LOSS                          (5,130,171)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                  16,995,446
  Net realized loss on investment
    transactions of affiliated issuers       (5,280,160)
Change in unrealized appreciation on
  investments                               244,501,309
-------------------------------------------------------
Net gain on investments                     256,216,595
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $251,086,424
-------------------------------------------------------

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                            Year Ended            Year Ended
                        September 30, 1999    September 30, 1998

----------------------------------------------------------------
OPERATIONS
Net investment loss       $  (5,130,171)        $  (3,559,559)
Net realized gain
  (loss) on
  investments                11,715,286            (6,701,095)
Change in unrealized
  appreciation
  (depreciation) on
  investments               244,501,309          (127,313,448)
----------------------------------------------------------------
Net increase
  (decrease) in net
  assets resulting
  from operations           251,086,424          (137,574,102)
----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from
      shares sold           102,526,599           394,592,927
    Cost of shares
      redeemed             (134,797,837)          (51,519,044)
  Class C:
    Proceeds from
      shares sold             1,633,971                    --
    Cost of shares
      redeemed                   (5,713)                   --
  Class I:
    Proceeds from
      shares sold             6,747,721            38,670,416
    Cost of shares
      redeemed                 (127,518)              (59,940)
----------------------------------------------------------------
  Net increase
    (decrease)
    resulting from
    capital share
    transactions            (24,022,777)          381,684,359
----------------------------------------------------------------
TOTAL INCREASE IN NET
  ASSETS                    227,063,647           244,110,257
----------------------------------------------------------------
NET ASSETS
Beginning of period         244,110,257                    --
----------------------------------------------------------------
End of period             $ 471,173,904         $ 244,110,257
----------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                               February 19, 1999(1)
                                              Year Ended             through              Year Ended           Year Ended
                                          September 30, 1999    September 30, 1999    September 30, 1999   September 30, 1998
                                          ------------------   --------------------   ------------------   ------------------
                                               Class A               Class C               Class I              Class A

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period              $5.81                $8.09                 $5.84                $10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                            (0.14)               (0.07)                (0.09)                (0.09)
Net realized and unrealized gains
  (losses) on investments                          6.22                 3.83                  6.25                 (4.10)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   6.08                 3.76                  6.16                 (4.19)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.89               $11.85                $12.00                 $5.81
-----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)              $404,630               $1,891               $64,653              $216,533
Ratio of expenses to average net assets:           1.50%(3)             2.15%(4),(5)          1.15%(3)              1.50%(3)
Ratio of net investment loss to average
  net assets:                                     (1.44)%(6)           (2.09)%(7)            (1.09)%(6)            (1.30)%(6)
Portfolio turnover rate(8)                        41.3%                41.3%                 41.3%                 19.7%
Total return                                     104.65%(9)            46.48%(10)           105.48%               (41.90)%(9)
-----------------------------------------------------------------------------------------------------------------------------


                                              Year Ended
                                          September 30, 1998
                                          ------------------
                                               Class I
------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period            $10.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                           (0.06)
Net realized and unrealized gains
  (losses) on investments                        (4.10)
------------------------------------------------------------
Total from investment operations                 (4.16)
------------------------------------------------------------
Net asset value, end of period                   $5.84
------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)              $27,577
Ratio of expenses to average net assets:          1.15%(3)
Ratio of net investment loss to average
  net assets:                                    (0.95)%(6)
Portfolio turnover rate(8)                       19.7%
Total return                                    (41.60)%
------------------------------------------------------------

 (1) Commencement of operations for Class C.

 (2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

 (3) Absent voluntary fee waivers for the year ended September 30, 1999 and the year ended September 30, 1998, respectively, the ratio of expenses to average net assets would have been 1.79% and 1.96% for Class A and 1.40% and 1.65% for Class I. Included in these fee waivers, for the year ended September 30, 1999 and the year ended September 30, 1998, respectively were 12b-1 fee waivers of 0.09% and 0.15% for Class A and 0.05% and 0.19% for Class I.

 (4) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the ratio of expenses to average net assets would have been 2.31% for Class C. No 12b-1 fee waivers are included in these fee waivers since Class C had already incurred its maximum 12b-1 and shareholder servicing fees.

 (5) Annualized.

 (6) Absent voluntary fee waivers for the year ended September 30, 1999 and the year ended September 30, 1998, respectively, the ratio of net investment
     (loss) to average net assets would have been (1.73%) and (1.76%) for Class A and (1.34%) and (1.45%) for Class I.

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the ratio of net investment (loss) to average net assets would have been (2.25%) for Class C.

 (8) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (9) Total return excludes sales charges.

(10) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 1999

 Number of                                     Market
  Shares                                       Value

--------------------------------------------------------
COMMON STOCK -- 99.0%
--------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 7.8%
  1,250,000   Rational Software
                Corporation                 $ 36,601,563
--------------------------------------------------------
CARDIOVASCULAR -- 0.8%
    230,000   Eclipse Surgical
                Technologies, Inc.             3,795,000
--------------------------------------------------------
DATA WAREHOUSING -- 0.5%
    100,000   Cognos, Inc.(f)                  2,606,250
--------------------------------------------------------
DIAGNOSTICS -- 0.5%
    400,000   Cholestech Corporation           2,550,000
--------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.2%
    300,000   Artesyn Technologies, Inc.       5,690,625
--------------------------------------------------------
ELECTRONIC DATA INTERCHANGE -- 0.5%
    100,000   National Data Corporation(*)     2,600,000
--------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 2.7%
    400,000   ANSYS, Inc.                      3,950,000
    430,000   Applied Microsystems
                Corporation(#)                 1,558,750
    200,000   Artisan Components, Inc.         1,725,000
    100,000   Synopsys, Inc.                   5,615,625
--------------------------------------------------------
                                              12,849,375
--------------------------------------------------------
INDUSTRIAL AUTOMATION -- 1.0%
    637,000   Adept Technology, Inc.(#)        4,618,250
--------------------------------------------------------
INFORMATION SECURITY -- 6.4%
  1,238,498   Cylink Corporation               8,979,111
    480,000   Macrovision Corporation         21,300,000
--------------------------------------------------------
                                              30,279,111

 Number of                                     Market
  Shares                                       Value
--------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 3.3%
    500,000   Lightbridge, Inc.                9,843,750
    193,000   Norstan, Inc.                    1,544,000
    280,000   Technology Solutions Company     3,955,000
--------------------------------------------------------
                                              15,342,750
--------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 11.5%
    710,000   SDL, Inc.                       54,181,875
--------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.0%
    135,000   CyberOptics Corporation          2,168,437
    500,000   Zygo Corporation                 7,062,500
--------------------------------------------------------
                                               9,230,937
--------------------------------------------------------
NETWORKING -- 3.0%
     50,000   Cisco Systems, Inc.              3,428,125
    200,000   Computer Network Technology
                Corporation                    1,862,500
    209,000   Digital Link Corporation         2,090,000
    240,000   Larscom Incorporated               525,000
    100,000   MMC Networks, Inc.               3,118,750
    400,000   VideoServer, Inc.                2,900,000
--------------------------------------------------------
                                              13,924,375
--------------------------------------------------------
ONCOLOGY -- 1.4%
    200,000   ImClone Systems Incorporated     6,650,000
--------------------------------------------------------
OPTHAMOLOGY -- 0.5%
    200,000   KeraVision, Inc.                 2,600,000

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 1999


 Number of                                     Market
  Shares                                       Value
--------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 6.0%
    400,000   Molecular Devices
                Corporation                   11,000,000
     53,750   Serologicals Corporation           228,437
    400,000   Techne Corporation              12,550,000
    260,000   Ventana Medical Systems,
                Inc.                           4,420,000
--------------------------------------------------------
                                              28,198,437
--------------------------------------------------------
SEMICAP EQUIPMENT -- 5.3%
    350,000   Aetrium Incorporated             2,439,062
    356,500   Applied Science and
                Technology, Inc.               7,352,813
    130,000   Asyst Technologies, Inc.         4,290,000
    100,000   Brooks Automation, Inc.          1,756,250
    200,000   Credence Systems Corporation     8,975,000
--------------------------------------------------------
                                              24,813,125
--------------------------------------------------------
SEMICONDUCTOR -- 6.3%
    300,000   ANADIGIC, Inc.                   8,437,500
     40,000   Conexant Systems, Inc.           2,906,250
    115,000   PMC-Sierra, Inc.                10,637,500
     90,000   Vitesse Semiconductor
                Corporation                    7,683,750
--------------------------------------------------------
                                              29,665,000
--------------------------------------------------------
SOFTWARE APPLICATIONS -- 6.7%
    100,000   Documentum, Inc.                 2,162,500
    200,000   Epicor Software Corporation      1,150,000
    100,000   Gensym Corporation                 362,500
    200,000   Hyperion Software
                Corporation                    4,400,000
    225,000   Infinium Software, Inc.          1,125,000
    180,000   National Computer Systems,
                Inc.(*)                        6,901,875
    270,000   Project Software &
                Development, Inc.             14,445,000
    100,000   The Vantive Corporation            868,750
--------------------------------------------------------
                                              31,415,625

 Number of                                     Market
  Shares                                       Value
--------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 0.2%
    100,000   Warner Chilcott
                Laboratories -- SP ADR           737,500
--------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 8.6%
    600,000   ADC Telecommunications, Inc.    25,162,500
    320,000   Advanced Fibre
                Communications, Inc.           7,120,000
    200,000   Tekelec                          2,762,500
    100,000   Tellabs, Inc.                    5,693,750
--------------------------------------------------------
                                              40,738,750
--------------------------------------------------------
TEST AND MEASUREMENT -- 2.8%
    732,000   LeCroy Corporation(#)           13,176,000
--------------------------------------------------------
VOICE PROCESSING  -- 4.3%
    400,000   AVT Corporation                 12,250,000
    335,000   Centigram Communications
                Corporation(#)                 3,664,063
    325,000   Davox Corporation                4,245,312
--------------------------------------------------------
                                              20,159,375
--------------------------------------------------------
WIRELESS -- 15.7%
  3,000,000   Digital Microwave
                Corporation                   47,062,500
    200,000   EMS Technologies, Inc.           2,400,000
    540,000   Itron, Inc.                      3,172,500
    100,000   Proxim, Inc.                     4,600,000
    165,000   RF Monolithics, Inc.             1,691,250
    700,000   Spectrian Corporation #         15,225,000
--------------------------------------------------------
                                              74,151,250
--------------------------------------------------------
Total Common Stock (cost $349,387,313)      $466,575,173

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 1999

 Number of                                     Market
  Shares                                       Value

--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------
INVESTMENT COMPANIES -- 0.8%
3,571,387     Firstar Institutional Money
                Market Fund*                $  3,571,387
--------------------------------------------------------
Total Short-Term Investments (cost
$3,571,387)                                    3,571,387
--------------------------------------------------------
Total Investments -- 99.8% (cost
$352,958,700)                                470,146,560
Other Assets less Liabilities -- 0.2%          1,027,344
--------------------------------------------------------
NET ASSETS -- 100.0%                        $471,173,904
--------------------------------------------------------


* Income producing security.

f Foreign security.

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997 as a Minnesota company, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is required.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss by $5,130,171, decrease accumulated net realized gain on securities by $5,119,195, and decrease paid-in-capital in excess of par by $10,976.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                             Class A
                                            Year Ended
                                        September 30, 1999
                                        ------------------
Shares sold                                  11,629,693
Shares redeemed                             (14,905,059)
----------------------------------------------------------
Net decrease                                 (3,275,366)

                                             Class C
                                        February 19, 1999*
                                             through
                                        September 30, 1999
                                        ------------------
Shares sold                                     159,988
Shares redeemed                                    (510)
----------------------------------------------------------
Net increase                                    159,478

                                             Class I
                                            Year Ended
                                        September 30, 1999
                                        ------------------
Shares sold                                     681,046
Shares redeemed                                 (18,120)
----------------------------------------------------------
Net increase                                    662,926

* Commencement of operations for Class C.

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 1999, were $151,140,398 and $181,636,699 respectively. There were no purchases or sales of long-term U.S. Government securities.

At September 30, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                               $175,893,915
(Depreciation)                              (58,811,059)
----------------------------------------------------------
Net unrealized appreciation on
  investments                              $117,082,856

At September 30, 1999, the cost of investments for federal income tax purposes was $353,063,704.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

For the fiscal year ended September 30, 1999, the Advisor voluntarily agreed to waive its management fee to the extent necessary to ensure that (i) the total annual operating expenses for Class A shares would not exceed 1.50%, (ii) the total annual operating expenses for Class C shares would not exceed 2.15%, and
(iii) the total annual operating expenses for Class I shares would not exceed 1.15%. The Advisor may recoup previously waived management fees. Cummulative management fees waived as of September 30, 1999 totaled $1,594,775.

Firstar Mutual Fund Services LLC, serves as accounting services agent, administrator and transfer agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses. The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 1999, there were $733,440 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Distribution and shareholder servicing fees incurred by Class A shares for the year ended September 30, 1999 were $322,002 and $805,005, respectively (net of voluntary waiver). The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the year ended September 30, 1999 were $35,465 and $88,663, respectively. The Fund was advised that the Distributor advanced $13,790 of distribution and shareholder servicing fees related to Class C shares for the period ended September 30, 1999. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the period ended September 30, 1999 were $3,719 and $1,239, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $181,831 for the year ended September 30, 1999.

6. OTHER AFFILIATES*
Investments representing 5% or more of the outstanding voting securities of a portfolio company results in that company being considered an affiliated company, as defined in the Investment Company Act of 1940. The aggregate market value of all securities of affiliated companies as of September 30, 1999 amounted to $38,242,063, representing 8.12% of net assets. Transactions during the year ended September 30, 1999 in which the issuer was an "affiliated person" are as follows:

                               Adept         Applied         Centigram          Digital
                            Technology,    Microsystems    Communications        Link           LeCroy        Spectrian
                               Inc.        Corporation      Corporation      Corporation**    Corporation    Corporation
                            -----------    ------------    --------------    -------------    -----------    -----------
September 30, 1998
Balance
  Shares                       615,000         200,000          150,000           471,000         364,900        460,000
  Cost                      $8,533,551      $2,128,180       $2,597,109       $ 9,226,332     $12,018,276    $13,174,625
Gross Additions
  Shares                        52,000         250,000          185,000                --         367,100        240,000
  Cost                      $  476,295      $  967,110       $1,852,289       $        --     $ 7,412,202    $ 3,813,007
Gross Deductions
  Shares                        30,000          20,000               --           262,000              --             --
  Cost                      $  474,375      $  244,453       $       --       $ 6,228,504     $        --    $        --
September 30, 1999
  Balance
  Shares                       637,000         430,000          335,000           209,000         732,000        700,000
  Cost                      $8,535,471      $2,850,837       $4,449,398       $ 2,997,828     $19,430,478    $16,987,632
------------------------------------------------------------------------------------------------------------------------
Realized loss               ($ 253,757)     ($ 197,892)      $        0       ($4,828,511)    $         0    $         0
------------------------------------------------------------------------------------------------------------------------
Investment income           $        0      $        0       $        0       $         0     $         0    $         0
------------------------------------------------------------------------------------------------------------------------


                             Total
                             -----
September 30, 1998
Balance
  Shares                    2,260,900
  Cost                    $47,678,073
Gross Additions
  Shares                    1,094,100
  Cost                    $14,520,903
Gross Deductions
  Shares                      312,000
  Cost                    $ 6,947,332
September 30, 1999
  Balance
  Shares                    3,043,000
  Cost                    $55,251,644
-------------------------------------
Realized loss             ($5,280,160)
-------------------------------------
Investment income         $         0
-------------------------------------

 * The listing of these companies is not an admission that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the year ended September 30, 1999, but not at September 30, 1999.

7. BANK BORROWING

The Fund has secured a $10,000,000 line of credit with Firstar Bank Milwaukee, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.10% per annum. During the year ended September 30, 1999, the Fund did not draw upon the line of credit.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Kopp Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kopp Emerging Growth Fund (a portfolio within Kopp Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund as of September 30, 1999, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
October 18, 1999

[KOPP LOGO]
(C)1999 Kopp Investment Advisors, Inc.

DIRECTORS

LeRoy C. Kopp
Robert L. Steblik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                        ANNUAL REPORT 1999

FIRSTAR MUTUAL FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o Firstar Mutual Fund      c/o Firstar Mutual Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

FIRSTSTAR BANK MILWAUKEE, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

KPMG LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202
Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.